POWERSHARES QQQ TRUST, SERIES 1

OBJECTIVE:

The PowerShares QQQ Trust, Series 1 (the “Trust”) is a unit investment trust that issues securities called PowerShares QQQ Index Tracking Stock. The Trust holds all of the component securities of the Nasdaq-100 Index (the “Index”). The Investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Nasdaq-100 Index (the component securities of the Index are sometimes referred to herein as “Index Securities”). There can be no assurance that this investment objective will be met fully.

PowerShares QQQ Trust, Series 1
Financial Statements
Year ended September 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor, Trustee and the Unitholders of the PowerShares QQQ Trust, Series 1

We have audited the accompanying statement of assets and liabilities of the PowerShares QQQ Trust, Series 1 (formerly, Nasdaq-100 Trust, Series 1) (the "Trust"), including the schedule of investments, as of September 30, 2007, and the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the PowerShares QQQ Trust, Series 1 at September 30, 2007, the results of its operations and changes in its net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP
New York, New York
January 28, 2008

PowerShares QQQ Trust, Series 1
Statement of Assets and Liabilities

September 30, 2007
Assets:
Investment in securities, at value (cost $23,508,158,660)	$20,559,646,460
Cash	20,246,212
Dividends receivable	517,125
Receivable from units created	58,589
TOTAL ASSETS	$20,580,468,386
Liabilities:
Distribution payable	$10,453,300
Payable to sponsor	5,992,441
Payable to licensor	4,246,859
Payable to trustee	1,013,269
Payable for units redeemed	12,193
Accrued expenses	793,433
Total Liabilities	22,511,495
NET ASSETS	$20,557,956,891
Net assets represented by:
Paid in capital	$43,454,448,225
Distributions in excess of net investment income	(6,254,479)
Accumulated net realized loss on investment transactions	(19,941,724,655)
Net unrealized depreciation of investments	(2,948,512,200)
NET ASSETS	$20,557,956,891
Shares of beneficial interest outstanding, unlimited shares authorized:	399,900,000
Net asset value per share: (net assets/shares of beneficial interest outstanding)	$51.41

See accompanying notes to financial statements.

PowerShares QQQ Trust, Series 1
Statements of Operations

	Year Ended September 30,
	2007	2006	2005
Investment income:
Dividend income	$95,387,245	$116,337,928	$286,877,228
Expenses:
Trustee fees	11,397,559	12,079,247	13,013,442
Marketing expenses	11,849,167	17,676,315	19,741,251
Licensing fees	11,897,574	7,654,901	8,274,832
Professional fees	784,603	795,965	304,493
Other fees and expenses	62,962	57,727	44,122
Total expenses	35,991,865	38,264,155	41,378,140
Net Investment Income	59,395,380	78,073,773	245,499,088
Realized and unrealized gain (loss) on investments:
Net realized loss on sale of investments	(1,142,874,450)	(2,250,884,787)	(783,805,604)
Net realized gain on in-kind redemptions	1,532,785,602	1,371,777,608	1,432,472,314
Net change in unrealized appreciation of investments	3,707,799,079	1,457,099,131	1,793,898,876
Net realized and unrealized gain on investments	4,097,710,231	577,991,952	2,442,565,586
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,157,105,611	$656,065,725	$2,688,064,674

See accompanying notes to financial statements.

PowerShares QQQ Trust, Series 1
Statements of Changes in Net Assets

	Year Ended September 30,
	2007	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$59,395,380	$78,073,773	$245,499,088
Net realized gain (loss) on investment transactions	389,911,152	(879,107,179)	648,666,710
Net change in unrealized appreciation of investments	3,707,799,079	1,457,099,131	1,793,898,876
Net increase in net assets resulting from operations	4,157,105,611	656,065,725	2,688,064,674
Distribution to Unitholders from:
Net investment income	(58,620,792)	(85,102,840)	(232,172,392)
Unitholder Transactions:
Proceeds from subscriptions of PowerShares QQQ Index Tracking Stock shares	69,717,097,856	35,742,304,275	25,349,203,598
Less redemptions of PowerShares QQQ Index Tracking Stock shares	(71,213,078,324)	(37,954,242,630)	(28,589,052,697)
Decrease in net assets due to unitholder transactions	(1,495,980,468)	(2,211,938,355)	(3,239,849,099)
Total increase (decrease)	2,602,504,351	(1,640,975,470)	(783,956,817)
Net Assets:
Beginning of year	17,955,452,540	19,596,428,010	20,380,384,827
End of year*	$20,557,956,891	$17,955,452,540	$19,596,428,010

*  Includes undistributed (distributions in excess of) net investment income of $(6,254,479), $(7,029,067) and $0 at September 30, 2007, 2006 and 2005, respectively.

See accompanying notes to financial statements.

PowerShares QQQ Trust, Series 1
Financial Highlights

	Year Ended September 30,
	2007	2006	2005		2004	2003
Net Asset Value, beginning of year	$40.65	$39.47	$35.13		$32.41	$20.70
Investment Operations:
Net investment income (loss)(1)	0.15	0.16	0.45	(4)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	10.75	1.20	4.30		2.71	11.72
Total from Investment Operations	10.90	1.36	4.75		2.73	11.71
Less Distributions from:
Net investment income	(0.14)	(0.18)	(0.41)		(0.01)	—
Net Asset Value, End of Year	$51.41	$40.65	$39.47		$35.13	$32.41
Total Investment Return(2)	26.87%	3.40%	13.52%		8.43%	56.57%
Ratios and Supplemental Data:
Net assets, end of year (000's)	$20,557,957	$17,955,453	$19,596,428		$20,380,385	$20,061,272
Ratios to average net assets:
Expenses	0.20%	0.20%	0.20%		0.20%	0.20%
Net investment income (loss)	0.33%	0.41%	1.19	%(4)	0.07%	(0.03)%
Portfolio turnover rate(3)	8.42%	14.55%	14.71%		6.60%	13.35%
The financial highlights summarize the impact of net investment income, net realized and unrealized gains and losses and distributions on a single share of the PowerShares QQQ Trust, Series 1 outstanding for each period presented. Additionally, important relationships between certain financial statement items are expressed in ratio form.

(1)  Calculated using average shares outstanding method.

(2)  The total return calculation assumes the reinvestment of dividends and capital gain distributions, if any. Total return excludes the effect of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and/or selling shares of the Trust in the secondary market. Currently, the Trust does not have a dividend reinvestment program.

(3)  Portfolio turnover excludes securities received or delivered from processing creations or redemptions of PowerShares QQQ Trust units.

(4)  Includes the effect of a special dividend declared by Microsoft Corporation during the year ended September 30, 2005. The Trust recognized $204,265,356 of dividend income as a result of this dividend.

See accompanying notes to financial statements.

PowerShares QQQ Trust, Series 1
Notes to Financial Statements
September 30, 2007

1. Organization

PowerShares QQQ Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities held by the Trust, which consists of substantially all of the securities, in substantially the same weighting, as the component securities of the PowerShares QQQ Trust Index.

PowerShares Capital Management, LLC is the Sponsor of the Trust and The Bank of New York is the Trustee. Effective March 21, 2007, sponsorship of the Nasdaq-100 Trust, Series 1 was transferred to PowerShares Capital Management, LLC pursuant to a transaction agreement between PowerShares Capital Management, LLC and the Nasdaq Stock Market, Inc., the parent of the former sponsor, Nasdaq Global Funds, Inc. Effective upon the transfer of sponsorship, the name of the Trust was changed from Nasdaq-100 Trust, Series 1 to PowerShares QQQ Trust, Series 1.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

Portfolio securities are valued at the Nasdaq official closing price of The Nasdaq Stock Market, Inc. (the "Nasdaq Stock Market"), which is deemed to be the principal market on which the securities are traded. If there is no Nasdaq official closing price on the day of valuation, a security is valued at the closing bid price of the Nasdaq Stock Market. If a security is not quoted on the Nasdaq Stock Market, or the principal market of the security is other than the Nasdaq Stock Market, or the Trustee deems the official close price or closing bid price inappropriate for valuation purposes, then the security shall be fair valued by the Trustee in good faith based (a) on the closing price for the security on another market on which the security is traded or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on the Nasdaq Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the securities in good faith on the bid side of the market, or (e) any combination thereof.

Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends, if any, from net investment income quarterly. The Trust will declare and distribute net realized capital gains, if any, at least annually.

Federal Income Tax

The Trust has qualified and intends to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Trust will not be subject to federal income taxes to the extent it distributes 90% of its net investment income, including any net realized capital gains, each fiscal year. In addition, by distributing each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

3. Federal Income Tax

At September 30, 2007, permanent differences primarily due to the tax treatment of in-kind transactions and capital loss carry forward expiration were reclassified within the components of net assets of the Trust. These differences resulted in a net increase in accumulated net realized loss on investments and a corresponding increase to paid in capital of $1,420,281,934. This reclassification had no effect on net assets of the Trust.

The tax character of distributions paid during the years ended September 30, 2007, 2006 and 2005 was $58,620,792, $85,102,840 and $232,172,392 of ordinary income, respectively.

At September 30, 2007, the Trust had a capital loss carryforward of $15,578,922,968, of which $9,472,938 expires in 2008, $615,423,028 expires in 2009, $2,457,820,737 expires in 2010, $5,729,023,648 expires in 2011, $3,015,741,745 expires in 2012, $1,687,659,839 expires in 2013, $654,169,365 expires in 2014 and $1,409,611,668 expires in 2015.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of $1,489,253,818 for the year ended September 30, 2007. These carryover losses may be used to offset future gains. To the extent they are so used, future gains will not be distributed to unitholders until they exceed available loss carryovers.

As of September 30, 2007 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(17,068,176,786)
Undistributed ordinary income	4,198,820
Net unrealized depreciation	(5,822,060,071)
Total accumulated deficit	$(22,886,038,037)

4. Transactions with the Trustee, Licensor and Sponsor

The Trust pays the expenses of its operations, including the fees of its Trustee, reimbursement to the Sponsor for expenses of the Sponsor relating to the marketing of the Trust and for payments to The Nasdaq Stock Market, Inc. (the "Licensor") for a license to use the Nasdaq-100 Index as a basis for determining the composition and weighting of securities held by the Trust.

Effective March 21, 2007, in connection with the transfer of sponsorship, PowerShares Capital Management, LLC entered into a new license agreement with The Nasdaq Stock Market, Inc. (the "License Agreement"). Under the License Agreement, the license fee payable by the Trust is at a rate equal to the sum of (i) the product of (A) that portion of the average net assets of the Trust and the PowerShares European 100 Fund, on an aggregate basis, up to and including Twenty-Five Billion Dollars ($25,000,000,000.00) and (B) 0.09%, and (ii) the product of (A) an amount equal to that portion of the average net assets of the Trust and the PowerShares European 100 Fund, on an aggregate basis, in excess of Twenty-Five Billion Dollars ($25,000,000,000.00) and (B) 0.08%, with such sum multiplied by the percentage of the aggregate average net assets attributable to the Trust. License fees of $4,246,859 were payable to the Licensor at September 30, 2007. The license fee, under no circumstances, will exceed 0.09% of the aggregate average net assets, but may be lower in the future based on the aggregate average net assets value and, before March 21, 2008, based on the performance of the Nasdaq-100 Index®. The license fee payable to the Licensor, prior to the new License Agreement, was 0.04% of the average net assets of the Trust. The License Agreement may be amended by the parties thereto without the consent of any of the Beneficial Owners of PowerShares QQQ Shares and the License Agreement has no express termination date.

Prior to the transfer of sponsorship, Nasdaq Global Funds, Inc., the former sponsor, voluntarily agreed to absorb or reimburse the Trust for ordinary operating expenses of the Trust to the extent that such expenses exceeded 0.20% per annum of the daily net asset value of the Trust. Effective March 21, 2007, in its capacity as the new sponsor, PowerShares Capital Management, LLC has continued to undertake, until otherwise determined, the reimbursement of ordinary operating expenses of the Trust, to the extent that such expenses exceed 0.20% per annum of the daily net asset value.

The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the applicable per annum level on any given day. For the years ended September 30, 2007, 2006 and 2005, ordinary operating expenses incurred by the Trust did not exceed the 0.20% per annum level and, accordingly, no expenses of the Trust were assumed by the sponsors.

In accordance with the Trust Agreement, the Trustee maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Nasdaq-100 Index. For these services, the Trustee receives a fee at the following annual rates:

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0-$499,999,999*	10/100 of 1% per annum
$500,000,000-$2,499,999,999*	8/100 of 1% per annum
$2,500,000,000-$24,999,999,999*	6/100 of 1% per annum
$25,000,000,000-$49,999,999,999*	5/100 of 1% per annum
$50,000,000,000 and over*	4/100 of 1% per annum

*  The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated and is computed each business day on the basis of net asset value of the Trust on such day.

The minimum annual fee, which shall be paid to the Trustee, is $180,000. To the extent that the amount of the Trustee's compensation is less than such minimum annual fee, the Sponsor has agreed to pay the amount of such shortfall. Trustee fees of $1,013,269 were payable to the Trustee at September 30, 2007.

Marketing expenses paid by the Sponsor on behalf of the Trust for invoices received directly by the Sponsor during the year remain payable in the amount of $5,992,441 to the Sponsor at September 30, 2007.

ALPS Distributors, Inc. (the "Distributor") is the distributor for the Trust. The Sponsor, not the Trust, pays the Distributor a flat annual fee for its distribution services.

5. Transactions in Shares of the PowerShares QQQ Trust, Series 1

Transactions in shares were as follows:

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
PowerShares QQQ Index Tracking Stock shares sold	1,531,850,000	897,150,000	670,750,000
PowerShares QQQ Index Tracking Stock shares redeemed	(1,573,650,000)	(951,950,000)	(754,400,000)
Net decrease	(41,800,000)	(54,800,000)	(83,650,000)

PowerShares QQQ Index Tracking Stock shares are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 PowerShares QQQ Index Tracking Stock shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per PowerShares QQQ Index Tracking Stock share and a balancing cash component to equate the transaction to the net asset value per share of the Trust on the transaction date. The transaction fee charged in connection with creation or redemption of Creation Units through the PowerShares QQQ Trust Clearing Process is either, $0, $500, or $1,000 per Participating Party per day, depending on specific circumstances. The total fee charged in connection with the creation or redemption of Creation Units outside the PowerShares QQQ Trust Clearing Process is $4,000 per Participating Party per day.

Transaction fees are received by the Trustee from the Participating Party and used to offset the expense of processing orders. For the years ended September 30, 2007, 2006 and 2005, the Trustee earned $969,000, $618,000 and $452,000, respectively, in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive the transaction fee, or modify the transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the years ended September 30, 2007, 2006 and 2005.

6. Investment Transactions

For the year ended September 30, 2007, the Trust had purchases and sales of investment securities of $1,538,818,559 and $1,520,539,143 respectively. This excludes securities received or delivered from processing creations or redemptions of the Trust. At September 30, 2007, the cost of investments for federal income tax purposes was $26,381,706,531. Accordingly, gross unrealized depreciation was $6,619,201,571 and gross unrealized appreciation was $797,141,500 resulting in net unrealized depreciation of $5,822,060,071.

7. Representations and Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust's maximum exposure under these arrangements in unknown as this would involve future claims that maybe made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not"

of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

9. Related Party Transactions

During the fiscal year ended September 30, 2007, 2006 and 2005 the Trust paid $2,605,782, $4,895,462 and $4,833,639 respectively, in commissions on trades to a related party, BNY ConvergEx Group. BNY ConvergEx is an affiliate of the Trustee.

PowerShares QQQ Trust, Series 1
Schedule of Investments
September 30, 2007

Common Stock	Shares	Value
Apple Computer, Inc.*	14,205,876	$2,181,170,201
Microsoft Corporation	37,771,076	1,112,735,899
QUALCOMM Inc.	23,648,454	999,383,666
Google, Inc.*	1,659,410	941,333,511
Cisco Systems, Inc.*	25,400,884	841,023,269
Research In Motion, Ltd.*	6,559,083	646,397,630
Intel Corporation	23,950,450	619,358,637
Oracle Corporation*	24,963,693	540,463,953
eBay Inc.*	11,863,495	462,913,575
Gilead Sciences, Inc.*	10,681,584	436,556,338
Comcast Corporation*	17,004,820	411,176,548
Amgen Inc.*	5,931,441	335,541,617
Teva Pharmaceutical Industries Limited	7,162,561	318,519,088
Starbucks Corporation*	12,153,128	318,411,954
Celgene Corp.*	4,444,748	316,954,980
Amazon.com, Inc.*	3,214,934	299,471,102
Adobe Systems Incorporated*	6,753,505	294,858,028
Garmin, Ltd.	2,353,114	280,961,812
PACCAR Inc.	3,263,131	278,181,918
Dell Inc.*	9,786,509	270,107,648
Biogen Idec, Inc.*	3,665,591	243,138,651
Genzyme Corporation*	3,862,726	239,334,503
Novellus System, Inc.*	6,312,070	228,749,417
Sears Holdings Corp.*	1,749,331	222,514,903
Wynn Resorts, Ltd.	1,403,168	221,083,150
Symantec Corporation*	10,802,177	209,346,190
Electronic Arts Inc.*	3,682,565	206,186,814
Yahoo! Inc.*	7,540,427	202,385,061
Broadcom Corporation*	5,001,209	182,244,056
Paychex, Inc.	4,254,725	174,443,725
Applied Materials, Inc.	8,345,484	172,751,519
Costco Wholesale Corporation	2,700,291	165,716,859
NII Holdings, Inc.*	1,967,523	161,632,014
Maxim Integrated Products, Inc.	5,262,297	154,448,417
KLA -Tencor Corporation	2,741,502	152,920,982
Intuit Inc.*	4,967,573	150,517,462
Express Scripts, Inc.*	2,694,450	150,404,199
Bed Bath & Beyond Inc.*	4,271,514	145,744,058
Juniper Networks, Inc.*	3,956,760	144,856,984
Autodesk, Inc.*	2,806,091	140,220,367

PowerShares QQQ Trust, Series 1
Schedule of Investments (continued)
September 30, 2007

Common Stock	Shares	Value
Altera Corporation	5,667,846	$136,481,732
Sandisk Corporation*	2,447,874	134,877,857
Cognizant Technology Solutions Corp.*	1,651,148	131,712,076
Liberty Media Corp.*	6,794,869	130,529,433
Apollo Group, Inc.*	2,052,179	123,438,567
Fiserv, Inc.*	2,415,878	122,871,555
Linear Technology Corporation	3,474,653	121,578,108
Xilinx, Inc.	4,636,411	121,195,784
Staples, Inc.	5,615,737	120,682,188
EchoStar Communications Corporation*	2,527,121	118,294,534
Network Appliance, Inc.*	4,353,408	117,150,209
Expeditors International of Washington, Inc.	2,450,287	115,898,575
Foster Wheeler, Ltd.*	872,537	114,546,657
C.H. Robinson Worldwide, Inc.	1,998,184	108,481,409
Marvell Technology Group, Ltd.*	6,599,673	108,036,647
IAC / InterActiveCorp*	3,511,186	104,176,889
Expedia, Inc.*	3,216,280	102,535,006
Intuitive Surgical, Inc.*	441,744	101,601,120
Virgin Media, Inc.	4,172,883	101,275,870
Sun Microsystems, Inc.*	18,017,419	101,077,721
Citrix Systems, Inc.*	2,500,736	100,829,676
Millicom Intl Cellular S.A.*	1,143,090	95,905,251
Liberty Global, Inc.*	2,280,770	93,557,185
VeriSign, Inc.*	2,752,837	92,880,720
Flextronics International Ltd.*	7,741,119	86,545,710
CDW Corporation*	969,034	84,499,765
Cintas Corporation	2,231,920	82,804,232
Level 3 Communications, Inc.*	17,515,261	81,445,964
Discovery Holding Co.*	2,792,432	80,561,663
Lam Research Corporation*	1,493,866	79,563,303
Whole Foods Market, Inc.	1,595,715	78,126,206
Microchip Technology Incorporated	2,129,775	77,353,428
Fastenal Company	1,685,650	76,545,366
Cadence Design Systems, Inc.*	3,404,992	75,556,772
Amylin Pharmaceuticals, Inc.*	1,491,848	74,592,400
Sigma-Aldrich Corporation	1,468,303	71,565,088
DENTSPLY International Inc.	1,709,288	71,174,752
LM Ericsson Telephone Company	1,660,871	66,102,666
Check Point Software Technologies Ltd.*	2,575,023	64,839,079

PowerShares QQQ Trust, Series 1
Schedule of Investments (continued)
September 30, 2007

Common Stock	Shares	Value
Sirius Satellite Radio Inc.*	18,537,343	$64,695,327
Activision Inc.*	2,985,639	64,459,946
Infosys Technologies Ltd.	1,310,138	63,397,578
Joy Global Inc.	1,242,469	63,191,973
Vertex Pharmaceuticals, Inc.*	1,614,065	61,996,237
Logitech International S.A.*	2,076,613	61,363,914
Patterson Companies, Inc.*	1,571,985	60,694,341
UAL Corp.*	1,270,828	59,131,627
BEA Systems, Inc.*	4,255,802	59,027,974
Ryanair Holdings Plc*	1,361,539	56,517,484
Cephalon, Inc.*	762,802	55,730,314
Akamai Technologies, Inc.*	1,858,364	53,390,798
Monster Worldwide, Inc.*	1,567,477	53,388,267
XM Satellite Radio Holdings Inc.*	3,705,056	52,500,644
PETsMART, Inc.	1,560,656	49,784,926
CheckFree Corp.*	985,476	45,864,053
Lamar Advertising Company	919,343	45,020,227
Patterson UTI Energy, Inc.	1,859,222	41,962,641
Ross Stores, Inc.	1,598,675	40,990,027
Sepracor, Inc.*	1,220,632	33,567,380
Tellabs, Inc.*	2,932,659	27,918,914
Total Investments (Cost $23,508,158,660)		$20,559,646,460

The securities of the PowerShares QQQ Trust, Series 1 investment portfolio categorized by industry group, as a percentage of total investments at value, are as follows:

Industry Classification	Value	Percentage
Technology	$12,178,654,275	59.24%
Consumer Services	3,567,574,082	17.35%
Health Care	2,499,805,920	12.16%
Industrials	1,125,412,551	5.47%
Consumer Goods	634,412,804	3.09%
Telecommunications	440,259,099	2.14%
Basics Materials	71,565,088	0.35%
Oil & Gas	41,962,641	0.20%
Total	$20,559,646,460	100.00%

*  Non-income producing security for the year ended September 30, 2007.

See accompanying notes to financial statements.

PowerShares QQQ Trust
Frequency Distribution Of Discounts and Premiums
Closing Price vs. Net Asset Value (NAV)*

Five Year Period Ended 09/30/07

Premium/Discount Range	Number of Trading Days(1)	Percentage of Total Trading Days
Greater than 0.25%	67	5.32%
Between zero and 0.25%	507	40.27%
Closing Price Equal to NAV	64	5.08%
Between zero and -0.25%	565	44.88%
Less than -0.25%	56	4.45%
Total	1259	100.00%

*  Consolidated closing prices and non-truncated NAVs were used.

(1)  Number of Trading Days refers to the number of days during which there is buy/sell activity for the Fund on the Exchange.

Comparision of Total Returns Based on NAV and Close Price(1)
From Inception to 09/30/2007

Cummulative Total Return

	1 Year	5 Year	Since Inception
PowerShares QQQ Trust
Return Based on NAV	26.78%	152.91%	6.31%
Return Based on Close Price	26.79%	152.69%	6.32%
Index	27.00%	155.58%	8.24%

Average Annual Total Return

	1 Year	5 Year	Since Inception
PowerShares QQQ Trust
Return Based on NAV	26.78%	20.39%	0.72%
Return Based on Close Price	26.79%	20.37%	0.72%
Index	27.00%	20.63%	0.93%

(1)  Average Total Return and Cumulative Total Return for the period since inception is calculated from the inception date March 5, 1999.